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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2001


                                  TICKETMASTER
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                        0-25041                95-4546874
--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission File          (IRS Employer
    of Incorporation)                  Number)            Identification No.)


       3701 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA               90010
  ----------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (213) 381-2000


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.


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

EXHIBIT NO.                               DESCRIPTION
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
99.1                         Information on Results Since September 11, 2001

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ITEM 9.    REGULATION FD DISCLOSURE

           The full text of the Registrant's Information on Results Since September 11, 2001, dated October 1, 2001, appearing in Exhibit 99.1 hereto, is furnished and not filed pursuant to Regulation FD.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 1, 2001                      TICKETMASTER



                                            By:/s/ JOHN PLEASANTS
                                               -------------------------------
                                               John Pleasants
                                               Chief Executive Officer


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INDEX TO EXHIBITS

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EXHIBIT NO.                                    DESCRIPTION
-----------                                    ------------

99.1                            Information on Results Since September 11, 2001


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